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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10487) and in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 333-45913 and No. 333-42423) of Metal Management, Inc., of our report dated May 28, 1998, appearing in this Form 10-K.

PRICE WATERHOUSE LLP


Chicago, Illinois
June 19, 1998